Exhibit 10.3

Exhibit C to Amendment Agreement

AMENDED AND RESTATED

SUBSIDIARY GUARANTEE

THIS AMENDED AND RESTATED SUBSIDIARY GUARANTEE, dated as of February 27, 2026 (this “Guarantee”), made by each of Vivakor Supply & Trading, LLC, a Texas limited liability company, Silver Fuels Processing, LLC, a Texas limited liability company, Silver Fuels Delhi, LLC, a Texas limited liability company, White Claw Colorado City, LLC, a Texas limited liability company, VivaVentures Remediation Corp., a Texas corporation, Endeavor Crude, LLC, a Texas limited liability company, CPE Gathering Midcon, LLC, a Delaware limited liability company, RPC Design & Manufacturing, LLC, a Utah limited liability company, Vivakor Administration, LLC, a Texas limited liability company, and ET EmployeeCo, LLC, a Delaware limited liability company (together with any other entity that may become a party hereto as an Additional Subsidiary Guarantors as provided in Annex 1 hereto (individually a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”), in favor of the J.J. Astor & Co., a Utah corporation (together with its permitted assigns, the “Lender”), to that certain Loan Agreement, dated as of March 17, 2025, by and among Vivakor, Inc., a Nevada corporation (the “Company”) and the Lender (the “Loan Agreement”), as previously amended and as further amended by (a) that certain Third Amendment to Loan Agreement, Fourth Forbearance Agreement and Registration Rights Agreement dated February 27, 2026 (the “Amendment”), and (b) that certain fourth Forbearance, Note Payment and Registration Rights Amendment Agreement dated as of February 5, 2026 (the “Fourth Forbearance Agreement” and together with the Amendment Agreement, the “Loan Agreement Amendments”)

W I T N E S S E T H:

WHEREAS, the Recitals set forth in the Amendment Agreement are incorporated by this reference herein; and

WHEREAS, the Company now desires to borrow up to an additional $1,000,000, with an initial funding of $750,000 and a potential additional funding of $250,000 (the “Fourth Loan”) and the Lender is willing to advance such Fourth Loan, subject to (a) the execution and delivery of this Amendment to the Loan Agreement, (b) the Company’s issuance to the Lender an additional junior secured convertible promissory note in Original Issue Amount equal to 1.325 times the amount funded under the Fourth Loan, that shall be due and payable in full on a date which shall be ninety (90) days from the Effective Date and which shall be in the form of Exhibit A-3 annexed to the Amendment Agreement (the “Fourth Note”), (c) the transfer to the Lender of all right, title and interest owned by CPE Gathering Midcon LLC, a Delaware Limited Liability Company in and to approximately 25.01 acres of real property and premises situated in Blaine County, Oklahoma, pursuant to the Oklahoma Property Deed in the form of Exhibit B annexed to the Amendment Agreement \ (the “Oklahoma Property Deed”) and (d) the personal guaranty of James Ballengee of payment of the Fourth Note in the form of Exhibit C annexed hereto and made a part hereof (the “Ballengee Guaranty”).

WHEREAS, the Second Note that is currently issued and outstanding and the Fourth Note are collectively referred to herein as the “Notes”; and

WHEREAS, the Subsidiary Guarantors will directly benefit from the extension of the Loan to the Company represented by the issuance of the Notes;

NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Amendment Agreement and Forbearance Agreement and to carry out the transactions contemplated thereby, each of the Subsidiary Guarantors hereby agree with the Lender as follows:

1. Definitions. This Guarantee amends and restates in its entirety the Subsidiary Guarantee dated March 17, 2025, as amended. Unless otherwise defined herein, terms defined in the Loan Agreement and the Notes, when used herein, shall have the meanings given to them in the Loan Agreement and the Notes. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

“Guarantee” means this Subsidiary Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” means, in addition to all other costs and expenses of collection incurred by Lender in enforcing any of such “Obligations” (as defined in the Security Agreement) and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Subsidiary Guarantors to the Lender under the Loan Agreement, this Guarantee, the Notes, the Security Agreement and/or any other Transaction Documents, instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Lender as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the Loan extended pursuant thereto (including the Default Payments), (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or any Subsidiary Guarantors from time to time under or in connection with the Loan Agreement, this Guarantee, the Notes, the other Transaction Documents and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, (iii) all covenants and agreements of the Loan Parties under the Transaction Documents and (iv) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Subsidiary Guarantors.

2. Guarantee.

(a) Guarantee.

(i) Each of the undersigned Subsidiary Guarantors do hereby unconditionally and irrevocably, guarantee to the Lender and their respective Affiliates, successors, endorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(ii) Each of the Subsidiary Guarantors agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Subsidiary Guarantors hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Lender hereunder.

(iii) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of the Subsidiary Guarantors under the guarantee contained in this Section 2 shall have been satisfied by indefeasible payment in full.

(iv) No payment made by the Company, the Subsidiary Guarantors, any other guarantor or any other Person or received or collected by the Lender from the Company, the Subsidiary Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Subsidiary Guarantors hereunder which shall, notwithstanding any such payment (other than any payment made by such Subsidiary Guarantors in respect of the Obligations or any payment received or collected from such Subsidiary Guarantors in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Subsidiary Guarantors hereunder until the Obligations are indefeasibly paid in full.

(v) Notwithstanding anything to the contrary in this Guarantee, with respect to any defaulted non-monetary Obligations the specific performance of which by the Subsidiary Guarantors is not reasonably possible (e.g., the issuance of the Company’s Common Stock), the Subsidiary Guarantors shall only be liable for making the Lender whole on a monetary basis for the Company’s failure to perform such Obligations in accordance with the Transaction Documents.

(b) Right of Contribution. Subject to Section 2(c), each of the Subsidiary Guarantors agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any of the other Subsidiary Guarantors hereunder which has not paid its proportionate share of such payment. The Subsidiary Guarantors’ right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Subsidiary Guarantors to the Lender and the Subsidiary Guarantors shall remain liable to the Lender for the full amount guaranteed by such Subsidiary Guarantors hereunder until the indefeasible repayment in full of all amounts owed under the Loan Agreement, the Notes and the other Transaction Documents.

(c) No Subrogation. Notwithstanding any payment made by any Subsidiary Guarantors hereunder or any set-off or application of funds of any Subsidiary Guarantors by the Lender, none of the Subsidiary Guarantors shall be entitled to be subrogated to any of the rights of the Lender against the Company or any Subsidiary Guarantors or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall any Subsidiary Guarantors seek or be entitled to seek any contribution or reimbursement from the Company or any Subsidiary Guarantors in respect of payments made by such Subsidiary Guarantors hereunder, until all amounts owing to the Lender by the Company on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to any Subsidiary Guarantors on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Subsidiary Guarantors in trust for the Lender, segregated from other funds of such Subsidiary Guarantors, and shall, forthwith upon receipt by such Subsidiary Guarantors, be turned over to the Lender in the exact form received by such Subsidiary Guarantors (duly indorsed by such Subsidiary Guarantors to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

(d) Amendments, Etc. With Respect to he Obligations. The Subsidiary Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Subsidiary Guarantors and without notice to or further assent by any Subsidiary Guarantors, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

(e) Guarantee Absolute and Unconditional. Each of the Subsidiary Guarantors waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and the Subsidiary Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. The Subsidiary Guarantors waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Subsidiary Guarantors with respect to the Obligations. The Subsidiary Guarantors understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to: (a) the validity or enforceability of the Loan Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by Lender) which may at any time be available to or be asserted by the Company or any other Person against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Subsidiary Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Subsidiary Guarantors under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Subsidiary Guarantors, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any Subsidiary Guarantors or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any Subsidiary Guarantors or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any Subsidiary Guarantors or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Subsidiary Guarantors of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Subsidiary Guarantors. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(f) Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Subsidiary Guarantors, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Subsidiary Guarantors or any substantial part of its property, or otherwise, all as though such payments had not been made.

(g) Payments. The Subsidiary Guarantors hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the Signature Pages to the Loan Agreement.

3. Representations and Warranties. Each of the Subsidiary Guarantors hereby makes the following representations and warranties to Lender as of the date hereof:

(a) Organization and Qualification. Such Subsidiary Guarantor is duly organized, validly existing and in good standing under the laws of the applicable jurisdiction set of its incorporation or other organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Subsidiary Guarantors have no material Subsidiaries, unless such Subsidiaries are also a named Subsidiary Guarantor. Each of the Subsidiary Guarantors is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guarantee in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Subsidiary Guarantors, or (z) adversely impair in any material respect the Subsidiary Guarantors’ ability to perform fully on a timely basis its obligations under this Guarantee (a “Material Adverse Effect”).

(b) Authorization; Enforcement. Each of the Subsidiary Guarantors has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Guarantee, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guarantee by the Subsidiary Guarantors and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Subsidiary Guarantors. This Guarantee has been duly executed and delivered by each of the Subsidiary Guarantors and constitutes the valid and binding obligation of each of the Subsidiary Guarantors enforceable against such Subsidiary Guarantors in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c) No Conflicts. Except as disclosed in the Disclosure Schedules to the Loan Agreement, the execution, delivery and performance of this Guarantee by the Subsidiary Guarantors and the consummation by the Subsidiary Guarantors of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of its Certificate of Incorporation, other organizational documents or By-laws or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Subsidiary Guarantors is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Subsidiary Guarantors is subject (including Federal and State securities laws and regulations), or by which any material property or asset of the Subsidiary Guarantors is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Subsidiary Guarantors is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(d) Consents and Approvals. Except as disclosed in the Disclosure Schedules to the Loan Agreement, none of the Subsidiary Guarantors is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by the Subsidiary Guarantors of this Guarantee.

(e) Loan Agreement. The representations and warranties of the Company set forth in the Loan Agreement as they relate to such Subsidiary Guarantors, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Loan Agreement, and the Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company’s knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Subsidiary Guarantors’ knowledge.

(f) Foreign Law. The Subsidiary Guarantors has consulted with appropriate foreign legal counsel with respect to any of the above representations for which non-U.S. law is applicable. Such foreign counsel has advised each applicable Subsidiary Guarantors that such counsel knows of no reason why any of the above representations would not be true and accurate. Such foreign counsel was provided with copies of this Subsidiary Guarantee and the Transaction Documents prior to rendering their advice.

4. Covenants.

(a) Each of the Subsidiary Guarantors covenants and agrees with the Lender that, from and after the date of this Guarantee until the Obligations shall have been indefeasibly paid in full, such Subsidiary Guarantors shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Notes) is caused by the failure to take such action or to refrain from taking such action by such Subsidiary Guarantors.

(b) So long as any of the Obligations are outstanding, unless the Lender shall otherwise consent in writing in advance, none of the Subsidiary Guarantors shall directly or indirectly on or after the date of this Guarantee:

i. other than Permitted Indebtedness (as defined in the Loan Agreement and the Notes), enter into, create, incur, assume or suffer to exist any Indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; other than Permitted Liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

ii. amend its certificate of incorporation, bylaws or other organizational documents without the prior written consent of the Lender in the exercise of its sole discretion;

iii. repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its securities or debt obligations, except as expressly permitted in the Loan Agreement or the Notes;

iv. pay cash dividends on any equity securities of such Subsidiary Guarantors other than dividends paid to another Subsidiary Guarantors or to the Company;

v. except as disclosed in the Loan Agreement, enter into any transaction with any Affiliate of the Subsidiary Guarantors which would be required to be disclosed in any public filing of the Company with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by the Lender and a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

vi. enter into any agreement with respect to any of the foregoing.

5. Miscellaneous.

(a) Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the Lender holding a majority in principal amount of the outstanding Notes.

(b) Notices. All notices, requests and demands to or upon the Lender or any Subsidiary Guarantors hereunder shall be effected in the manner provided for in the Loan Agreement, provided that any such notice, request or demand to or upon any Subsidiary Guarantors shall be addressed to such Subsidiary Guarantors at its notice address set forth on Schedule 5(b).

(c) No Waiver By Course Of Conduct; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d) Enforcement Expenses; Indemnification.

(i) The Subsidiary Guarantors agrees to pay, or reimburse the Lender for, all its costs and expenses incurred in collecting against such Subsidiary Guarantors under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which such Subsidiary Guarantors is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Lender.

(ii) The Subsidiary Guarantors agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

(iii) The Subsidiary Guarantors agrees to pay, and to save the Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Loan Agreement.

(iv) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Loan Agreement and the other Transaction Documents.

(e) Successor and Assigns. This Guarantee shall be binding upon the successors and assigns of the Subsidiary Guarantors and shall inure to the benefit of the Lender and their respective successors and assigns; provided that no Subsidiary Guarantors may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Lender.

(f) Set-Off. The Subsidiary Guarantors hereby irrevocably authorizes each Investor at any time and from time to time while an Event of Default under any of the Transaction Documents shall have occurred and be continuing, without notice to such Subsidiary Guarantors or any Subsidiary Guarantors, any such notice being expressly waived by the Subsidiary Guarantors, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Investor to or for the credit or the account of such Subsidiary Guarantors, or any part thereof in such amounts as such Investor may elect, against and on account of the obligations and liabilities of such Subsidiary Guarantors to the Investor hereunder and claims of every nature and description of such Investor against such Subsidiary Guarantors, in any currency, whether arising hereunder, under the Loan Agreement, any other Transaction Document or otherwise, as such Investor may elect, whether or not such Investor has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. A Investor shall notify such Subsidiary Guarantors and the Agent named in the Security Agreement promptly of any such set-off and the application made by such Investor of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

(g) Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(h) Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i) Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(j) Integration. This Guarantee and the other Transaction Documents represent the agreement of the Subsidiary Guarantors and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

(k) Governing Laws. All questions concerning the construction, validity, enforcement and interpretation of this Guarantee shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah, without regard to the principles of conflict of laws thereof. The Subsidiary Guarantors agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the federal and state courts sitting in the County of Salt Lake, Utah (the “Utah Courts”). The Subsidiary Guarantors hereby irrevocably submits to the exclusive jurisdiction of the Utah Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Guarantee), and hereby irrevocably waives, and agrees not to assert in any suit, Action or Proceeding, any claim that it is not personally subject to the jurisdiction of such Utah Courts, or such Utah Courts are improper or inconvenient venue for such proceeding. The Subsidiary Guarantors hereby irrevocably waives personal service of process and consents to process being served in any such suit, Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guarantee and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Subsidiary Guarantors hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby. If any party shall commence an Action or Proceeding to enforce any provisions of this Guarantee, then the prevailing party in such Action or Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such Action or Proceeding.

(l) Acknowledgements. Each of the Subsidiary Guarantors hereby acknowledges that:

(i) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party;

(ii) the Lender has no fiduciary relationship with or duty to any Subsidiary Guarantors arising out of or in connection with this Guarantee or any of the other Transaction Documents, and the relationship between the Subsidiary Guarantors, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Subsidiary Guarantors and the Lender.

(m) Additional Subsidiary Guarantors. The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Subsidiary Guarantors for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto. In addition, upon the occurrence and during the continuation of an Event of Default under the Loan Documents, the Foreign Subsidiaries of the Company shall become Subsidiary Guarantors for all purposes of this Guarantee and shall execute and deliver the Assumption Agreement in the form of Annex 1 hereto.

(n) Release of Subsidiary Guarantors. The Subsidiary Guarantors will be released from all liability hereunder concurrently with the indefeasible repayment in full of all amounts owed under the Loan Agreement, the Notes and the other Transaction Documents.

(o) Seniority. The Obligations of each of the Subsidiary Guarantors hereunder rank senior in priority to any other Indebtedness (as defined in the Loan Agreement) of such Subsidiary Guarantors, except Indebtedness owed to Existing Senior Lenders, as defined in the Loan Agreement.

(p) WAIVER OF JURY TRIAL. EACH SUBSIDIARY GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

(q) Completeness. By its execution of this Guarantee, the Company represents, warrants and covenants that the undersigned entities designated as Subsidiary Guarantors are all of the Subsidiaries of the Company.

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(Signature Pages Follow)

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

SUBSIDIARY GUARANTORS:

SILVER FUELS DELHI, LLC,
a Louisiana limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

WHITE CLAW COLORADO CITY LLC,
a Texas limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAVENTURES REMEDIATION CORPORATION,
a Texas corporation

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAKOR SUPPLY & TRADING, LLC.,
a Nevada corporation

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

ENDEAVOR CRUDE, LLC,
a Texas limited liability

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

MERIDIAN EQUIPMENT LEASING LLC,
a Texas limited liability company,

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

SILVER FUELS PROCESSING LLC,
a Texas limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

CPE GATHERING MIDCON, LLC,
a Delaware limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

EQUIPMENT TRANSPORT, LLC,
a Pennsylvania limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

RPC DESIGN & MANUFACTURING, LLC,
a Utah limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAKOR ADMINSTRATION, LLC,
a Texas limited liability company

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

ET EMPLOYEECO, LLC,
a Delaware limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company,
its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

ACCEPTED AND AGREED TO:

Vivakor, Inc.

By:
Name:	James Ballengee
Title:	Chief Executive Officer

Annex 1 to

SUBSIDIARY GUARANTEE

ASSUMPTION AGREEMENT, dated as of _____________, 202___ is made by ________________________, a________________ _________________ (the “Additional Subsidiary Guarantors”), in favor of the Lender pursuant to the Loan Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Loan Agreement.

W I T N E S S E T H:

WHEREAS, Vivakor Inc., a Nevada corporation (the “Company”), and the Lender have entered into that certain Loan Agreement, dated as of March [__], 2025 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, in connection with the Loan Agreement, [____________________], a [__________________] and a Subsidiary of the Company have entered into the Subsidiary Guarantee, dated as March [__], 2025 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Lender;

WHEREAS, the Loan Agreement requires the Additional Subsidiary Guarantors to become a party to the Guarantee; and

WHEREAS, the Additional Subsidiary Guarantors has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee. By executing and delivering this Assumption Agreement, the Additional Subsidiary Guarantors, as provided in Section 5(m) of the Guarantee, hereby becomes a party to the Guarantee as a Subsidiary Guarantors thereunder with the same force and effect as if originally named therein as a Subsidiary Guarantors and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Subsidiary Guarantors thereunder. The Additional Subsidiary Guarantors hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Subsidiary Guarantors (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF UTAH.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[SIGNATURE - ADDITIONAL GUARANTOR]